Exhibit 99.1 Integra LifeSciences Appoints Lea Daniels Knight, Executive Vice President and Chief Financial Officer Princeton, New Jersey, June 21, 2023 (GLOBE NEWSWIRE) -- Integra LifeSciences Holdings Corporation (Nasdaq:IART) today announced the appointment of Lea Daniels Knight as executive vice president and chief financial officer, effective June 28, 2023. Ms. Knight has over 30 years of experience in global companies with significant operating scale and complexity, leading and developing high-performing teams, and demonstrating success in combining financial acumen and business process leadership with strategic vision to deliver strong business outcomes. Most recently, she served as the executive vice president of business finance for Booz Allen Hamilton where she was responsible for providing strategic and financial leadership to all of the company’s business sectors to support above-market growth. Prior to Booz Allen Hamilton, she worked at Johnson & Johnson for 18 years, assuming finance roles with increasing responsibility, including as chief financial officer of Johnson & Johnson’s North America pharmaceuticals business. Throughout her tenure at the company, Ms. Knight helped drive cost optimization initiatives, manage risk and create innovative solutions across six of the organization’s operating companies within their consumer, pharmaceutical and corporate sectors. She started her career in public accounting at Arthur Andersen LLP where she spent nine years managing large, technically complex audit engagements and helped to stand-up the firm’s Healthcare Consulting and Mergers & Acquisitions practices for the Philadelphia office. “Lea brings a wealth of finance, accounting, and extensive healthcare industry experience, and has the necessary capabilities to successfully partner with me and our executive leadership to lead change and drive growth and financial outcomes,” said Jan De Witte, president and chief executive officer, Integra LifeSciences. “She is passionate about leadership and talent development with broad experience leading geographically dispersed teams that have outperformed and created shareholder value.” “I deeply admire the company’s purpose of restoring patients’ lives and its mission of driving innovation and setting new treatment standards of care as it aligns with my own values,” said Ms. Knight. “I look forward to leveraging my experience in finance, healthcare, global business services and operational organizations, and build on Integra’s leadership position in surgical, neurologic and regenerative care to create long-term value for our customers, patients and shareholders.” Ms. Knight is a member of the board of trustees for Jefferson Abington Hospital in Abington, Pa. where she serves as the vice chair of the compliance committee. She is also a member of the Philadelphia Forum of Executive Women and a former member and chair of the board of directors for the Public Interest Law Center. Ms. Knight has an undergraduate degree in accounting from the University of Virginia and holds an MBA in finance and strategic management from the Wharton School, University of Pennsylvania. Ms. Knight is a certified public accountant licensed in Pennsylvania.

2 About Integra LifeSciences At Integra LifeSciences, we are driven by our purpose of restoring patients’ lives. We innovate treatment pathways to advance patient outcomes and set new standards of surgical, neurologic and regenerative care. We offer a comprehensive portfolio of high quality, leadership brands that include AmnioExcel®, Aurora®, Bactiseal®, BioD™, CerebroFlo®, CereLink® Certas® Plus, Codman®, CUSA®, Cytal®, DuraGen®, DuraSeal®, DuraSorb®, Gentrix®, ICP Express®, Integra®, Licox®, MAYFIELD®, MediHoney®, MicroFrance®, MicroMatrix®, NeuraGen®, NeuraWrap™, PriMatrix®, SurgiMend®, TCC-EZ® and VersaTru®. For the latest news and information about Integra and its products, please visit www.integralife.com. This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties and reflect the Company's judgment as of the date of this release. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. These forward-looking statements relate to, among other things, expectations, estimates and projections concerning the Company’s business and operations, financial performance, strategic initiatives and product development. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ from predicted results. These risks and uncertainties include, without limitation, the ability of the Company to successfully manage leadership changes, other factors beyond the Company's control and the economic, competitive, governmental, technological, and other factors identified under the heading "Risk Factors" included in item 1A of Integra's Annual Report on Form 10-K for the year ended December 31, 2022, and information contained in subsequent filings with the Securities and Exchange Commission. These forward-looking statements are made only as the date thereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. CONTACT: Integra LifeSciences Holdings Corporation Investor Relations: Chris Ward (609) 772-7736 chris.ward@integralife.com Media Contact: Laurene Isip (609) 208-8121 laurene.isip@integralife.com